CENTRAL VALLEY COMMUNITY BANCORP
EMPLOYEE STOCK PURCHASE PLAN

(As of November 1, 2017)
1.Purpose of the Plan
The purpose of the CENTRAL VALLEY COMMUNITY BANCORP EMPLOYEE STOCK PURCHASE PLAN (hereinafter referred to as the “Plan”) is to secure for CENTRAL VALLEY COMMUNITY BANCORP (the “Company”), its Subsidiaries, and its stockholders the benefits of the incentive inherent in the ownership of the Company’s common stock by Employees. The Plan is intended to comply with the provisions of Code Section 423 and shall be administered, interpreted and construed in accordance with such provisions.
2.    Definitions
When used herein, the following terms shall have the following meanings:
a.    “Board” means the Board of Directors of the Company.
b.    “Change in Control” means any merger, reorganization or transfer of assets constituting a change in “the ownership or effective control” or “the ownership of a substantial portion of the assets” of the Company or Central Valley Bank, within the meaning of Section 280G(b)(2)(A)(i) of the Code of, or any successor statute.
c.    “Code” means the Internal Revenue Code of 1986, as amended from time to time.
d.    “Committee” means the Executives/Director Resources Committee of the Board.
e.    “Common Stock” means the Company’s common stock, no par value.
f.    “Compensation” means the Employee’s earnings as will be reported in box 1 of the IRS Form W-2 for the applicable year, plus any pre-tax contributions made by the Employee that are not includible in gross income under Section 125 or Section 401(k) of the Code, but excluding from “Compensation” each of the following:
i.    Auto, phone, moving and other reimbursements and allowances;
ii.    Taxable fringe benefits;
iii.    Severance pay (paid before or after an Employee’s termination of employment);
iv.    Imputed income arising under any group insurance program, including bank-owned life insurance (BOLI);
v.    Amounts contributed by the Company as a welfare benefit to a health savings account (although amounts contributed to a health savings account pursuant to an

Employee salary reduction election under Code Section 125 are included in Compensation);
vi.    Amounts contributed to a qualified retirement plan or nonqualified deferred compensation plan that are not included as taxable income for such year;
vii.    Distributions from a deferred compensation plan (whether or not qualified) regardless of whether includible in the Employee’s gross income when distributed; and
viii.    Amounts relating to equity-based compensation (including restricted stock, stock options, and stock purchase plans).
The Committee, in its discretion, may establish a different definition of Compensation for any Offering Period, provided that the definition applies on a uniform and nondiscriminatory basis and is consistent with the requirements of Code Section 423 and the regulations thereunder.
g.    “Employee” means any person who renders services to the Company or a Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Subsidiary.
h.    “Eligible Employee” means an Employee other than (i) an employee hired for a term of not more than five (5) months within a calendar year for a project or otherwise or (ii) a leased employee. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” of the Company or a Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.
i.    “Enrollment Date” means the first day of each Offering Period.
j.    “Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.
k.    “Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which the Shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange on which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, or if the shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Sections 422 and 409A of the Code.
l.    “Investment Date” means the last Trading Day of each Offering Period, or such other date as may be determined by the Committee in its sole discretion.

m.    “Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.
n.    “Offering or Offering Period” means the period established pursuant to Section 4.
o.    “Participant” means an Eligible Employee who has met the requirements of Section 3 and has elected to participate in the Plan pursuant to Section 5.
p.    “Payroll Deduction Account” means the bookkeeping entry established by the Company for each Participant pursuant to Section 5(b).
q.    “Purchase Price” means the amount determined pursuant to Section 7.
r.    “Purchase Right” means the option and right to purchase Shares in accordance with the terms of this Plan.
s.    “Securities Act” means the Securities Act of 1933, as amended.
t.    “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
u.    “Share” or “Shares” means one or more shares of Common Stock.
v.    “Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.
w.    “Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.
3.    Eligibility
Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code. Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted a Purchase Right under the Plan if (i) immediately after the grant of the Purchase Right, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding Purchase Rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such Purchase Right would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to

accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the Purchase Right is granted) for each calendar year in which Purchase Right is outstanding at any time.
4.    Offering Periods
The Plan shall be implemented by a series of Offering Periods, each of which shall be three (3) months in duration, with new Offering Periods commencing on or about March 1, June 1, September 1 and December 1. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods. Notwithstanding the foregoing, the Board may establish additional or alternative sequential or overlapping Offering Periods, a different duration for one or more Offerings or Offering Periods or different commencing, purchase or ending dates for such Offering Periods with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.
5.    Participation
a.    Enrollment. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 15% (in whole numbers) of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Investment Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.
b.    Payroll Deduction Accounts. Each Participant’s payroll deduction shall be credited, as soon as practicable following the relevant pay date within an applicable Offering, to a Payroll Deduction Account, pending the purchase of Shares in accordance with the provisions of the Plan.
c.    Subsequent Offering Periods. Unless otherwise specified prior to the beginning of any Offering Period on an Enrollment Form prescribed by the Committee, a Participant shall be deemed to have elected to participate in each subsequent Offering Period for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Offering Period based on the Enrollment Form on file with the Company for such prior Offering Period.

d.    Change in Participation.
i.    At any time during an Offering Period, a Participant may cease participation in the Plan by completing and filing with the Company the form prescribed by the Committee at least fifteen (15) days prior to the end of such Offering Period. Such cessation will become effective as soon as practicable following receipt of such form by the Company, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account (without interest thereon) as soon as practicable thereafter. To the extent then eligible, any Participant who ceased to participate may elect to participate again prior to any subsequent Offering Date.
ii.    Unless otherwise provided by the Committee, at any time during an Offering Period (but not more than once in any calendar quarter) and at least fifteen (15) days prior to the end of such Offering Period a Participant may increase or decrease the percentage of Compensation subject to payroll deduction within the limits provided in Section 5(a) above, by filing the form prescribed by the Committee with the Company. Such increase or decrease shall become effective with the first pay period to which it may be practicably applied following receipt of such form.
iii.    Any Participant who receives a distribution under the Company’s 401(k) plan on account of a financial hardship, as determined under such plan, shall be suspended from participation in the Plan for the same period as such Participant’s participation in the 401(k) plan shall be suspended and the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account (without interest thereon) as soon as practicable thereafter.
6.    Grant of Purchase Right
On each Offering Date, each Participant in the applicable Offering Period shall be granted a Purchase Right to purchase, on the Investment Date, a number of Shares determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price. The Committee may, in its discretion and prior to the Offering Date of any Offering Period, change the maximum number of Shares that may be purchased by a Participant in such Offering Period or on any Investment Date within an Offering Period.
7.    Purchase Price
The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of a Purchase Right shall be an amount equal to the lesser of (a) ninety percent (90%) of the Fair Market Value of a Share on the Offering Date or (b) ninety percent (90%) of the Fair Market Value of a Share on the Investment Date.
8.    Exercise of Purchase Option/Purchase of Shares
a.    Purchase. A Participant’s Purchase Right will be exercised automatically on the Investment Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole Shares that can be purchased with the amounts in the Participant’s Payroll Deduction Account. No fractional Shares may be purchased. No Shares shall be purchased on an Investment Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Investment Date.
b.    Oversubscription. If the number of Shares which might be purchased by all Participants on an Investment Date exceeds the number of Shares available in the Plan or the maximum aggregate number of Shares of that may be purchased on such Investment Date the Company shall make a pro rata allocation of the Shares available in as uniform a manner as practicable and as the Company determines to be equitable among all Participants exercising Purchase Rights to purchase Shares on such Investment Date. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.
c.    Return of Balance. Any balance remaining in a Participant’s Payroll Deduction Account following any Investment Date shall be refunded to the Participant as soon as practicable after such Investment Date, without interest. Notwithstanding the foregoing, the Committee may, in its discretion and to the extent permissible under Section 423 of the Code and U.S. Treasury Regulations promulgated thereunder (and other Internal Revenue Service guidance), determine that, if the contributions to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Common Stock on such Investment Date, the Company shall retain the cash balance in the Participant’s Payroll Deduction Account to be applied toward the purchase of Shares in the subsequent Offering Period, subject to earlier withdrawal by the Participant.
d.    Delivery of Shares. As soon as practicable after each Investment Date, the Company shall arrange the delivery to each Participant of the Shares acquired by the Participant on such Investment Date by electronic or other means determined by the Company in its sole discretion and pursuant to rules established by the Committee. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish procedures to permit tracking of disqualifying dispositions of such Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Treasurer of the Company prior to the Investment Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.
9.    Termination of Employment; Change in Employment Status
Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, the Participant will be deemed to have withdrawn from the Plan and the balance in the Participant’s Payroll Deduction Account (that have not been used to purchase Shares ) shall be returned to the Participant.

10.    Change Control
In the event of a Change of Control, each outstanding Purchase Right will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation does not assume or substitute the Purchase Right, the Offering Period with respect to which the Purchase Right relates will be accelerated by setting a new Investment Date on which the Offering Period will end. The new Investment Date will occur before the date of the Change of Control. Prior to the new Investment Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Investment Date and that the Participant’s Purchase will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering.
11.    Transferability
Purchase Rights granted under the Plan are not transferable by a Participant and are exercisable during the Participant’s lifetime only by the Participant. No payroll deductions credited to a Participant, may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.
12.    Rights as a Shareholder
When a Participant purchases Shares pursuant to the Plan, the Participant shall have all of the rights and privileges of a shareholder of the Company with respect to the Shares so purchased or credited, whether or not certificates representing such Shares shall have been issued. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any Purchase Right granted hereunder until such Shares have been delivered pursuant to Section 8(d).
13.    Common Stock
Subject to the provisions of Section 14 relating to adjustments upon changes in the Company’s stock, there shall be reserved for the issuance and purchase under the Plan an aggregate of five hundred thousand (500,000) Shares.
14.    Adjustment Upon Changes In Capitalization
In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, the Committee shall, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the purchase price per share and the number of shares of Common Stock covered by each outstanding Purchase right under the Plan. The number of shares of Common Stock reserved or authorized to be reserved under the Plan shall be increased or decreased, as the case may be proportionately, and such other adjustment will be made as may be deemed necessary or equitable by the Committee.

15.    Administration
a.    Appointment. The Plan shall be administered by the Committee provided that the Committee shall be comprised solely of at least two (2) non-employee disinterested directors appointed by the Board. A disinterested director is any member of the Board who is a “Non-Employee Director” within the meaning of paragraph (b)(3)(i) of Rule 16b-3 promulgated by Securities and Exchange Commission (“Rule 16b-3”) pursuant to Section 16 of Securities Exchange Act (“Section 16”). The Board of Directors may revoke the authority of the Committee at any time and assume the authority to administer the Plan.
b.    Authority. Subject to the express provisions of the Plan, the Committee shall have authority and discretion to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan and such rules and regulations as may be in effect from time to time, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan.
c.    Section 16 Limitations. If and to the extent required by Rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the Plan to qualify, the Committee may restrict a Participant’s ability to participate in the Plan or sell any Shares received under the Plan for such period as the Committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.
d.    Plan Expenses. The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.
16.    Indemnification
To the maximum extent permitted by law, no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in such member’s capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company’s own assets), each member of the Committee and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management or control of the assets of the Plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud, willful misconduct or bad faith. The foregoing shall not be deemed to limit the Company’s obligation to indemnify any member of the Committee under the Company’s Articles of Incorporation or By-laws, or any other agreement between the Company and such member.

17.    Amendment and Termination
a.    Amendment. Subject to the provisions of Section 423 of the Code, the Board may amend the Plan in any respect; provided, however, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect in any material manner the rights of any Participant to benefits under the Plan which have accrued prior to the date of such action.
b.    Adjustments Due to Financial Accounting. In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
i.    altering the purchase price for any Offering Period including and Offering Period underway at the time of the change in purchase price;
ii.    shortening any Offering Period so that Offering Period ends on a new Investment Date, including an Offering Period underway at the time of the Board action; and
iii.    allocating Shares.
Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.
c.    Termination. The Plan will terminate on the earlier of (i) the date on which there are no additional Shares reserved for issuance under the Plan; or (ii) the tenth (10th) anniversary of the Effective Date. In addition, the Plan may be terminated at any time, in the sole discretion of the Board. In the event the Plan is terminated prior to any Investment Date, the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account (without interest thereon) as soon as practicable thereafter.
18.    Effective Date
The Plan was adopted by the Board to be effective on June 1, 2017 (the “Effective Date”), subject to approval by the holders of the majority of Shares present and represented at an annual or special meeting of the stockholders held within twelve (12) months of the date the Plan is adopted.
19.    Governmental and Other Regulations
The Plan and the grant and exercise of Purchase Rights, and the Company’s obligations to sell and deliver Shares upon the exercise of Purchase Rights to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

20.    No Employment Rights
The Plan does not create, directly or indirectly, any right for the benefit of any Employee or class of Employees to purchase any Shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.
21.    Withholding
As a condition to receiving Shares hereunder, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from any Shares distributable under the Plan, an amount necessary to satisfy all federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.
22.    Offsets
To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company and to set off and apply the amounts so withheld to payment of any such amounts owed to the Company, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.
23.    Notices, Etc.
All elections, designations, requests, notices, instructions and other communications from a Participant to the Committee or the Company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, may be provided via electronic transmission (email) or by first-class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.
24.    Captions, Etc.
The captions of the Sections and subsections of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision of the Plan. References to Sections herein are to the specified Sections of this Plan unless another reference is specifically stated. Wherever used herein, a singular number shall be deemed to include the plural unless a different meaning is required by the context.
25.    Effect of Plan
The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

26.    Governing Law
The laws of the State of California shall govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.